                                                               EXHIBIT 10.1
                                                               ------------

                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------


     REGISTRATION RIGHTS AGREEMENT (the "Agreement") dated as of April 3, 1996, by and among OCI HOLDINGS CORP., a Delaware corporation (the "Company"), and A.B. ISBELL, JOHN C. STANLEY, IV, NORMAN ISBELL, PRISCILLA S. DENTON, WILLIAM HULL DAVIS, DOUGLAS W. FERRIS, JR., RICHARD W. EBERSOLE, JOHN C. STANLEY, IV, TRUSTEE OF THE JCS TRUST, JOHN C. STANLEY, IV, TRUSTEE OF THE LWS TRUST, MEDIA/COMMUNICATIONS PARTNERS II LIMITED PARTNERSHIP, MEDIA/COMMUNICATIONS INVESTORS LIMITED PARTNERSHIP and CHASE VENTURE CAPITAL ASSOCIATES, L.P. (collectively, the "Purchasers" and individually, each a "Purchaser").

     WHEREAS, concurrently with the execution hereof, the Company and the Purchasers are entering into a Securities Purchase Agreement (the "Securities Purchase Agreement"), pursuant to which, among other things, the Company is issuing and selling to the Purchasers and the Purchasers are acquiring from the Company, shares of common stock of the Company; and

     WHEREAS, the Company and the Purchasers desire to agree on certain arrangements with regard to the registration of the shares of common stock of the Company being acquired by the Purchasers;

     NOW, THEREFORE, to induce the Purchasers to enter into the Securities Purchaser Agreement, and in consideration of the mutual promises and agreements hereinafter set forth, the parties hereto do hereby agree as follows:

     SECTION 1.     DEFINITIONS.
                    -----------

     As used in this Agreement, the following terms shall have the following meanings:

     "Advice" has the meaning set forth in Section 4.
      ------

     "Affiliate" means, with respect to any Person, any other Person (a) that
      ---------
directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with, the specified Person; (b) that is a director or officer of, partner in, or trustee of, or serves in a similar capacity with respect to, the specified Person or of which the specified Person is a director, officer, partner or trustee, or with respect to which the specified Person serves in a similar capacity; (c) of which the specified Person is directly or indirectly through one or more intermediaries the owner of ten percent (10%) or more of the equity securities, or (d) that is acting at the direction and primarily in furtherance of the interests of the specified Person.

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     "Business Day" means any day other than a day on which banks are authorized
      ------------
or required to be closed in The Commonwealth of Massachusetts and the State of New York.

     "Commission" means the Securities and Exchange Commission.
      ----------

     "Common Stock" means the capital stock of the Company, however designated,
      ------------
which is not limited as to the amount of dividends, or which is not limited to the amount of distributions to which it is entitled upon liquidation or dissolution of the Company, and shall include, without limitation, the Company's presently authorized Class A Common Stock, par value $.01 per share, and Class B Common Stock, par value $.01 per share.

     "Company" has the meaning set forth in the preamble and shall include the
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Company's successors by merger, acquisition, reorganization or otherwise.

     "Controlling Persons" has the meaning set forth in Section 7(a).
      -------------------

     "Damages" has the meaning set forth in Section 7(a).
      -------

     "Exchange Act" means the Securities Exchange Act of 1934, as amended from
      ------------
time to time, or any successor statute, and the rules and regulations of the Commission promulgated thereunder.

     "Holder" means each holder of record of Registrable Securities.
      ------

     "Inspectors" has the meaning set forth in Section 3(m).
      ----------

     "Lock-up Request" has the meaning set forth in Section 9.
      ---------------

     "NASD" has the meaning set forth in Section 3(q).
      ----

     "Person" means any individual, corporation, partnership, limited liability
      ------
company, joint venture, association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof.

     "Piggy-Back Registration" has the meaning set forth in Section 2(a).
      -----------------------

     "Prospectus" means the prospectus included in any Registration Statement
      ----------
(including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by a Shelf Registration Statement, and by all other amendments and supplements to the prospectus, including post-effective amendments,

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and in each case including all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

     "Public Sale" means any sale of shares of Common Stock to the public
      -----------
pursuant to an offering registered under the Securities Act or subsequent to the Company registering any Common Stock under the Securities Act to the public through a broker, dealer or market maker (pursuant to the provisions of Rule 144 promulgated under the Securities Act or otherwise).

     "Purchasers' Shares" means all shares of Common Stock from time to time
      ------------------
issued to or acquired by any of the Purchasers or any of their Affiliates, other than shares of Common Stock which may be issued and/or sold to certain of the Purchasers who are employees of the Company as part of the compensation paid or other benefits made available to such employee in connection with his or her employment after approval of such issuance or sale by the board of directors of the Company pursuant to a stock, stock option or similar benefit plan approved by the board of directors of the Company.

     "Records" has the meaning set forth in Section 3(m).
      -------

     "Registrable Securities" means the Purchasers' Shares until such time as
      ----------------------
(i) a Registration Statement covering such Registrable Securities has been declared effective and such Registrable Securities have been disposed of
                   ---
pursuant to such effective Registration Statement, (ii) such Registrable Securities are transferred to any Person other than a Holder pursuant to Rule 144 (or any similar provision then in force, but not Rule 144A) under the Securities Act, including a sale pursuant to the provisions of Rule 144(k), or
(iii) such Registrable Securities shall cease to be outstanding.

     "Registration Expenses" has the meaning set forth in Section 6.
      ---------------------

     "Registration Statement" means any registration statement of the Company
      ----------------------
that covers any of the Registrable Securities pursuant to the provisions of this Agreement (including any Shelf Registration Statement), and all amendments and supplements to any such registration statement, including post-effective amendments, in each case including the Prospectus, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

     "Requisite Holders" shall mean Persons holding fifty-one percent (51%) or
      -----------------
more of the outstanding Purchasers' Shares.

     "Rule 144A" has the meaning set forth in Section 8(b).
      ---------

     "Securities Act" means the Securities Act of 1933, as amended from time to
      --------------
time, or any successor statute, and the rules and regulations of the Commission promulgated thereunder.

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

     "Shelf Registration Statement" has the meaning set forth in Section 2(c).
      ----------------------------

     "Suspension Notice" has the meaning set forth in Section 4.
      -----------------

     "Suspension Period" has the meaning set forth in Section 4.
      -----------------


     SECTION 2.     REGISTRATION RIGHTS
                    -------------------

          (a) Piggy-Back Registration.  If at any time or times after the date
              -----------------------
hereof, the Company shall determine to register any of its Common Stock under the Securities Act (whether in connection with a public offering of securities by the Company, a public offering of securities by shareholders, or both, but not in connection with a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 or any other similar rule of the Commission under the Securities Act is applicable), the Company shall promptly give written notice thereof to the Holders, and such notice shall offer such Holders the opportunity to register such Registrable Securities as each such Holder may request (which request shall specify the number of Registrable Securities intended to be disposed of by such Holder and the intended method of distribution thereof) within 15 days after the date such notice is sent to such Holder by the Company (a "Piggy-Back Registration"). The Company shall cause the managing underwriter or underwriters of a proposed underwritten offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration to be included on the same terms and conditions as any similar securities of the Company or any other security holder included therein and to permit the sale or distribution of such Registrable Securities in accordance with the intended method of distribution thereof; provided, however, that if the
                                                  --------  -------
managing underwriter or underwriters of an underwritten public offering with respect to which Piggy-Back Registration has been requested shall have informed the Company, in writing, that in the opinion of such underwriter or underwriters the total number of shares which the Company, the Holders and any other Persons participating in such registration intend to include in such offering is such as to materially and adversely affect the success of such offering, then there shall be included in such offering only such number of shares as such underwriter or underwriters advise the Company can be sold in such offering, and the shares to be included in such offering shall be determined in accordance with the following priorities: (x) first, there shall be included all of the shares requested to be sold by the Company for the Company's own account, (y) second, there shall be included such Registrable Securities as were requested to be included by the Holders in such offering, reduced or limited, to the extent necessary, pro rata among the Holders requesting such registration based on the
           --- ----
number of Registrable Securities requested to be included in such registration by each such Holder, and (z) third, there shall be included such shares as were requested to be included by all other Persons in such offering, reduced or limited, to the extent necessary, in accordance with the priorities, if any, then existing among the Company and such other Persons. Without in any way limiting the types of registrations to which this Section 2(a) shall apply, in the event that the Company shall effect a Shelf Registration under Rule 415 promulgated under the Securities Act, or any other similar rule or regulation, the Company shall take all necessary action, including, without limitation, the filing of post-effective amendments, to permit the Holders to include their shares in such registration in accordance with the terms of this Section 2(a). No Person may participate in any registration hereunder that is underwritten unless such Person (A) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Company and the Requisite Holders, (B) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting agreements, and (C) takes such other actions as the Company or the underwriters retained by the Company may reasonably request in order to expedite or facilitate the disposition of such Person's securities.

          (b) Required Registrations.  If at any time after the earlier of (i)
              ----------------------
six months after the first public offering of securities of the Company or (ii) the third anniversary of the date of this Agreement, the Company shall receive from the Requisite Holders a written notice requesting the Company to effect a registration of a public sale of all or any portion of the Registrable Securities, the Company shall notify all Holders of Registrable Securities who would be entitled to notice of a proposed registration under Section 2(a) of its receipt of such notification from such Requisite Holders. Upon the written request of any such Holder of Registrable Securities delivered to the Company within fifteen (15) days after receipt from the Company of such a notification from the Requisite Holders, the Company shall, as soon as practicable, either
(i) make a public offering of its securities pursuant to a Registration
Statement in which case the rights of such Holders shall be as set forth in
Section 2(a) or (ii) use its best efforts to cause such of the Registrable Securities as may be requested by any Holders (including the Requisite Holders giving the initial notice of intent to register hereunder) to be registered on a Registration Statement. Notwithstanding the foregoing, the Company shall not be required to cause a Registration Statement requested pursuant to this Section 2(b) to become effective prior to one hundred eighty (180) days following the effective date of a registration statement initiated by the Company, if the request for registration has been received by the Company subsequent to the giving of written notice by the Company, made in good faith, to the Holders to the effect that the Company is commencing to prepare a Company-initiated registration statement (other than a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 or any other similar rule of the Commission under the Securities Act is applicable); provided,
                                                                --------
however, that the Company shall use its best efforts to achieve such
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effectiveness promptly following such one hundred eighty (180)-day period if the request pursuant to this Section 2(b) has been made prior to the expiration of such one hundred eighty (180)-day period. The Company may postpone the filing of any Registration Statement required hereunder for a reasonable period of time, not to exceed sixty (60) days, if the Company has been advised by legal counsel that such filing would require the disclosure of a material transaction or other matter and the Company determines reasonably and in good faith that
such disclosure would have a material adverse effect on the Company.    If, in
connection with any underwritten public offering of securities of the Company that is initiated by the Holders pursuant to this Section 2(b), the managing underwriter or underwriters shall have informed the Company, in writing, that in the opinion of such underwriter or underwriters the total number of shares which the Company, the

Holders and any other Persons participating in such registration intend to include in such offering is such as to materially and adversely affect the success of such offering, then there shall be included in such offering only such number of shares as such underwriter or underwriters advise the Company can be sold in such offering, and the shares to be included in such offering shall be determined in accordance with the following priorities: (w) first, there shall be included such Registrable Securities as were requested to be included by the Holders who requested such registration pursuant to the terms of this
Section 2(b), (x) second, there shall be included such Registrable Securities as other Holders have requested to be included by in such offering pursuant to their rights under the terms of Section 2(a) hereof, reduced or limited, to the extent necessary, pro rata among such Holders based on the number of Registrable
                  --------
Securities requested to be included in such registration by each such Holder,
(y) third, there shall be included such shares as were requested by the Company to be included in such offering for the Company's own account, reduced or limited to the extent necessary, and (z) fourth, there shall be included such shares as were requested to be included by all other Persons in such offering, reduced or limited, to the extent necessary, in accordance with the priorities, if any, then existing among the Company and such other Persons. No Person may participate in any registration hereunder that is underwritten unless such Person (A) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Company and the Requisite Holders, (B) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting agreements, and (C) takes such other actions as the Company, the Requisite Holders or the underwriters retained by the Company may reasonably request in order to expedite or facilitate the disposition of such Person's securities.

          (c) Shelf Registration.  If the Company becomes eligible to use Form
              ------------------
S-3 under the Securities Act or a comparable successor form (a "Shelf Registration Statement"), the Company shall use its best efforts to continue to qualify at all times for registration on a Shelf Registration Statement. Upon such qualification for use of a Shelf Registration Statement, the Holders of an aggregate of not less than ten percent (10%) of Registrable Securities shall have the right to request and have effected not more than two (2) registrations per year of shares of Registrable Securities on a Shelf Registration Statement for a public offering of shares of Registrable Securities having an aggregate proposed offering price of not less than two hundred fifty thousand dollars ($250,000) (such requests shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended method of disposition of such shares by such Holder or Holders). As soon as practicable after receipt of such a notice from a Holder or Holders, the Company shall use its best efforts to have a Shelf Registration Statement declared effective and to keep such Shelf Registration Statement continuously effective for a period of thirty-six (36) months following the date on which such Shelf Registration Statement was declared effective. The Company shall not be required to cause a Registration Statement requested pursuant to this Section 2(c) to become effective prior to one hundred eighty (180) days following the effective date of a registration statement initiated by the Company, if the request for registration has been received by the Company subsequent to the giving of written notice by the Company, made in good faith, to the Holders to the effect that the Company is commencing to prepare a Company-initiated registration statement (other than a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 or any other similar rule of the Commission under the Securities Act is applicable); provided,
                                                                --------
however, that the Company shall use its best efforts to achieve such
-------
effectiveness promptly following such one hundred eighty (180)-day period if the request pursuant to this Section 2(c) has been made prior to the expiration of such one hundred eighty (180)-day period. The Company may postpone the filing of any Registration Statement required hereunder for a reasonable period of time, not to exceed sixty (60) days, if the Company has been advised by legal counsel that such filing would require the disclosure of a material transaction or other factor and the Company determines reasonably and in good faith that such disclosure would have a material adverse effect on the Company. The Company shall give notice to all Holders of the receipt of a request for registration pursuant to this Section 2(c) and shall provide a reasonable opportunity for such Holders to participate in the registration. If so requested by any Holder in connection with a registration under this Section 2(c), the Company shall take such steps as are required to register such Holder's Registrable Securities for sale on a delayed or continuous basis under Rule 415, and to keep such registration effective until all of such Holder's Registrable Securities registered thereunder are sold.

     SECTION 3.     REGISTRATION PROCEDURES.
                    -----------------------

     In connection with the obligations of the Company to effect or cause the registration of any Registrable Securities pursuant to the terms and conditions of this Agreement, the Company shall use its reasonable business efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method of distribution thereof as quickly as practicable, and in connection therewith:

     (a) The Company shall prepare and file with the Commission a Registration Statement on the appropriate form under the Securities Act, which form shall comply as to form in all materials respects with the requirements of the applicable form and include all financial statements required by the Commission to be filed therewith, and use its reasonable business efforts to cause such Registration Statement to become effective and remain effective in accordance with the provisions of this Agreement.

     (b) The Company shall promptly prepare and file with the Commission such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement effective for as long as such registration is required to remain effective pursuant to the terms hereof; shall cause the Prospectus to be supplemented by any required Prospectus supplement, and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act; and shall comply with the provisions of the Securities Act applicable to it with respect to the disposition of all Registrable Securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders set forth in such Registration Statement or supplement to the Prospectus;

     (c) The Company shall promptly furnish to any Holder and the underwriters, if any, without charge, such number of conformed copies of each Registration Statement and any post-effective amendment thereto and such number of copies of the Prospectus (including each preliminary Prospectus) and any amendments or supplements thereto, any documents incorporated by reference therein and such other documents as such Holder or underwriter may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities being sold by such Holder.

     (d) The Company shall, on or prior to the date on which a Registration Statement is declared effective, (i) use its reasonable business efforts to register or qualify the Registrable Securities covered by such Registration Statement under such other securities or "blue sky" laws of such states of the United States as any Holder or underwriter requests; (ii) do any and all other acts and things which may be necessary or advisable to enable such Holder to consummate the disposition of such Registrable Securities owned by such Holder;
(iii) use its reasonable business efforts to keep each such registration or qualification (or exemption therefrom) effective during the period which the Registration Statement is required to be kept effective in accordance with the provisions of this Agreement; and (iv) do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of such Registrable Securities; provided, however, that the
                                              --------  -------
Company shall not be required (x) to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this
Section 3(d), (y) to file any general consent to service of process, or (z) to subject itself to taxation in any jurisdiction where it would not otherwise be subject to taxation.

     (e) The Company shall cause the Registrable Securities covered by a Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Holders to consummate the disposition of such Registrable Securities.

     (f) The Company shall promptly notify each Holder and any underwriter in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission or any state securities authority for amendments and supplements to a Registration Statement and Prospectus or for additional information after the Registration Statement has become effective, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement or the initiation or threatening of any proceedings for that purpose, (iv) of the issuance by any state securities commission or other regulatory authority of any order suspending the qualification or exemption from qualification of any of the Registrable Securities under state securities or "blue sky" laws or the initiation of any proceedings for that purpose, (v) if, between the effective date of a Registration Statement and the closing of any sale of Registrable Securities covered thereby, the representations and warranties of the Company contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to the offering cease to be true and correct in all material respects, and (vi) of the happening of any event which makes any statement made in a Registration Statement or related Prospectus untrue or which requires the making of any changes in such Registration Statement or Prospectus so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Immediately following expiration of any Suspension Period, the Company shall prepare and file with the Commission and furnish a supplement or amendment to such Prospectus so that, as thereafter deliverable to the purchasers of such Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (g) The Company shall make generally available to the Holders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act no later than 45 days (90 days in the event it relates to a fiscal year) after the end of the 12-month period beginning with the first day of the Company's first fiscal quarter commencing after the effective date of a Registration Statement, which earnings statement shall cover said 12-month period, and which requirement will be deemed to be satisfied if the Company timely files complete and accurate information on forms 10-Q, 10-K and 8-K under the Exchange Act and otherwise complies with Rule 158 under the Securities Act.

     (h) The Company shall promptly use its reasonable business efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement, and if one is issued use its reasonable business efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible moment.

     (i) The Company shall, if requested by the managing underwriter or underwriters, if any, or any Holder promptly incorporate in a Prospectus supplement or post-effective amendment such information as such managing underwriter or underwriters or Holder reasonably requests, to be included therein, including, without limitation, with respect to the Registrable Securities being sold by such Holder to such underwriter or underwriters, the purchase price being paid therefor by such underwriter or underwriters and with respect to any other terms of an underwritten offering of the Registrable Securities to be sold in such offering, and promptly make all required filings of such Prospectus supplement or post-effective amendment.

     (j) The Company shall, as promptly as practicable after filing with the Commission any document which is incorporated by reference into a Registration Statement (in the form in which it was incorporated), deliver a copy of each such document to each of the Holders.

     (k) The Company shall cooperate with the Holders and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (which shall not bear any restrictive legends unless required under applicable law) representing securities sold under a Registration Statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or such Holders may reasonably request and keep available and make available to the Company's transfer agent prior to the effectiveness of such Registration Statement a supply of such certificates.

     (l) The Company shall enter into such customary agreements (including, if applicable, an underwriting agreement in customary form) and take such other actions as the Holders or the underwriters retained by the Holders participating in an underwritten public offering, if any, may reasonably request in order to expedite or facilitate the disposition of Registrable Securities.

     (m) The Company shall promptly make available to each Holder, any underwriter participating in any disposition pursuant to a Registration Statement, and any attorney, accountant or other agent or representative retained by any such Holder or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such Registration Statement;

provided that, unless the disclosure of such Records is necessary to avoid or
--------
correct a misstatement or omission in such Registration Statement or the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, the Company shall not be required to provide any information under this paragraph (1) if the Company believes, after consultation with counsel for the Company and counsel for the Holders, that to do so would cause the Company to forfeit an attorney-client privilege that was applicable to such information or (2) if either (i) the Company has requested and been granted from the Commission confidential treatment of such information contained in any filing with the Commission or documents provided supplementally or otherwise or
(ii) the Company reasonably determines in good faith that such Records are confidential and so notifies the Inspectors in writing unless prior to furnishing any such information with respect to (i) or (ii) such Holder of Registrable Securities requesting such information agrees to enter into a confidentiality agreement in customary form and subject to customary exceptions; and provided, further that each Holder of Registrable Securities agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company at its expense, to undertake appropriate action and to prevent disclosure of the Records deemed confidential.

     (n) In the case of any underwritten public offering, the Company shall furnish to each Holder and to each underwriter a signed counterpart, addressed to such Holder or underwriter, of (i) an opinion or opinions of counsel to the Company, and (ii) a comfort letter or comfort letters from the Company's independent public accountants, each in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, as the managing underwriter therefor reasonably requests.

     (o) The Company shall cause the shares of Common Stock included in a Registration Statement to be listed on a national securities exchange or the NASDAQ National Market System.

     (p) The Company shall provide a CUSIP number for all Registrable Securities covered by a Registration Statement not later than the effective date of such Registration Statement.

     (q) The Company shall cooperate with each Holder and each underwriter participating in the disposition of Registrable Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. ("NASD").

     (r) The Company shall, during the period when the Prospectus is required to be delivered under the Securities Act, promptly file all documents required to be filed with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act.

     (s) The Company shall appoint a transfer agent and registrar for all the shares of Common Stock covered by a Registration Statement not later than the effective date of such Registration Statement.

     (t) In connection with an underwritten offering, the Company will participate, to the extent reasonably requested by the managing underwriter for the offering or the Holders, in customary efforts to sell the securities under the offering, including without limitation, participating in "road shows."

     SECTION 4.  SUSPENSION PERIOD.
                 -----------------

     In the case of a Shelf Registration Statement, each Holder, upon receipt of any notice (a "Suspension Notice") from the Company of the happening of any event of the kind described in Section 3(f)(vi) or of any event which, in the Company's reasonable business judgment, could become such an event, shall forthwith discontinue disposition of the Registrable Securities pursuant to the Shelf Registration Statement covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(f) or until it is advised in writing (the "Advice") by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus, and, if so directed by the Company, such Holder will, or will request the managing underwriter or underwriters, if any, to, deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice; provided, however, that (w) the Company shall not give a Suspension
        --------  -------
Notice until after the Shelf Registration Statement has been declared effective,
(x) the Company shall not give more than three Suspension Notices during any period of twelve consecutive months, (y) in no event shall the period from the date on which any Holder receives a Suspension Notice to the date on which any Holder receives either the Advice or copies of the supplemented or amended Prospectus contemplated by Section 3(f) (the "Suspension Period") exceed 60 days and (z) in no event shall the aggregate length of all Suspension Periods during any period of twelve consecutive months exceed 90 days. In the event that the Company shall give any Suspension Notice, (i) the Company shall use its reasonable business efforts and take such actions as are reasonably necessary to render the Advice and end the Suspension Period as promptly as practicable and (ii) the time period for which a Shelf Registration Statement is required to be kept effective pursuant to Section 2 hereof shall be extended by the number of days during the Suspension Period.

     SECTION 5.  HOLDER INFORMATION.
                 ------------------

      If any Registration Statement refers to any Holder by name or otherwise as the holder of any securities of the Company, then such Holder shall have the right, to the extent permitted by law, to require (i) the insertion therein of language, in form and substance reasonably satisfactory to such Holder, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such Holder by name or otherwise is not required by the Securities Act or any similar Federal or state "blue sky" statute and the rules and regulations thereunder then in force, the deletion of the reference to such Holder.

     SECTION 6.     REGISTRATION EXPENSES.
                    ---------------------

     Any and all expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all Commission and securities exchange, NASDAQ or NASD registration and filing fees, all fees and expenses incurred in connection with compliance with state securities or "blue sky" laws (including reasonable fees and disbursements of counsel for any underwriters in connection with "blue sky" qualifications of the Registrable Securities), printing expenses, messenger and delivery expenses, internal expenses (including, without limitation, all salaries and expenses of the Company's officers and employees performing legal or accounting duties), all expenses for word processing, printing and distributing any Registration Statement, any Prospectus, any amendments or supplements thereto, any underwriting agreements, securities sales agreements and other documents relating to the performance of and compliance with this Agreement, the fees and expenses incurred in connection with the listing of the Registrable Securities, the fees and disbursements of counsel for the Company and of the independent certified public accountants of the Company (including the expenses of any comfort letters or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letter requested pursuant to Section 3(n)) Securities Act liability insurance (if the Company elects to obtain such insurance), the reasonable fees and expenses of any special experts or other Persons retained by the Company in connection with any registration, the reasonable fees and disbursements of one counsel to the Holders and any reasonable out-of-pocket expenses of the

Holders and their agents (other than their counsel) including any reasonable travel costs (all such expenses being herein called "Registration Expenses"), will be borne by the Company whether or not the Registration Statement to which such expenses relate becomes effective; provided, however, that Registration
                                        --------  -------
Expenses shall not include (i) underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Securities or (ii) any fees or expenses of any counsel, accountants or other persons retained or employed by the Holders other than as provided above.

     SECTION 7.     INDEMNIFICATION AND CONTRIBUTION.
                    --------------------------------

     (a) Indemnification by the Company.  The Company agrees to indemnify and
         ------------------------------
hold harmless, to the full extent permitted by law, each Holder, its partners, officers, directors, trustees, stockholders, employees, agents and investment advisers, and each Person who controls such Holder within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act, or is under common control with, or is controlled by, such Holder, together with the partners, officers, directors, trustees, stockholders, employees and agents of such controlling Person (collectively, the "Controlling Persons"), from and against all losses, claims, damages, liabilities and expenses (including without limitation any legal or other fees and expenses reasonably incurred by any Holder or any such Controlling Person in connection with defending or investigating any action or claim in respect thereof) (collectively, the "Damages") to which such indemnified person may become subject under the Securities Act or otherwise, insofar as such Damages (or proceedings in respect thereof) arise out of or are based upon any untrue or alleged untrue statement of material fact contained in any Registration Statement (or any amendment thereto) pursuant to which Registrable Securities were registered under the Securities Act, including all documents incorporated therein by reference, or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading, or caused by any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading, except insofar as such Damages arise out of or are based upon any such untrue statement or omission based upon information relating to such Holder furnished in writing to the Company by such Holder expressly for use therein, in which case such Holder and its partners, officers, directors, trustees, stockholders, employees, agents and Controlling Persons shall not be entitled to indemnification from the Company. In connection with an underwritten offering, the Company will indemnify the underwriters thereof, their officers and directors and each Person who controls such underwriters (within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act) to the same extent as provided above with respect to the indemnification of the Holders of Registrable Securities except with respect to information provided by the underwriter specifically for inclusion therein.

     (b) Indemnification by the Holders.  Each Holder agrees, severally and not
         ------------------------------
jointly, to indemnify and hold harmless the Company, its directors, officers and each Person, if any, who controls the Company within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Holder, but only with reference to information relating to such Holder furnished to the Company in writing by such selling Holder expressly for use in any Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto); provided, however, that such selling Holder shall not be obligated to
          --------  -------
provide such indemnity to the extent that such Damages result from the failure of the Company to promptly amend or take action to correct or supplement any such Registration Statement or Prospectus on the basis of corrected or supplemental information provided in writing by such selling Holder to the Company expressly for such purpose. In no event shall the liability of any Holder of Registrable Securities hereunder be greater in amount than the amount of the proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

     (c) Indemnification Procedures.  In case any proceeding (including any
         --------------------------
governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to either paragraph (a) or (b) above, such Person (the "indemnified party") shall promptly notify the Person against whom such indemnity may be sought (the "indemnifying party") in writing (but the failure to so promptly notify the indemnifying party shall not relieve the indemnifying party from any liability except to the extent that the indemnifying party is prejudiced by the failure or delay by the indemnified party to give such notice) and the indemnifying party shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceedings and shall pay the fees and disbursements of such counsel relating to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, or (ii) the indemnifying party fails promptly to assume the defense of such proceeding or fails to employ counsel reasonably satisfactory to such indemnified party or parties, or (iii) (A) the named parties to any such proceeding (including any impleaded parties) include both such indemnified party or parties and any indemnifying party or an Affiliate of such indemnified party or parties or of any indemnifying party, (B) there may be one or more defenses available to such indemnified party or parties or such Affiliate of such indemnified party or parties that are different from or additional to those available to any indemnifying party or such Affiliate of any indemnifying party and (C) such indemnified party or parties shall have been advised by such counsel that there may exist a conflict of interest between or among such indemnified party or parties or such Affiliate of such indemnified party or parties and any indemnifying party or such Affiliate of any indemnifying party, in which case, if such indemnified party or parties notifies the indemnifying party or parties in writing that it elects to employ separate counsel of its choice at the expense of the indemnifying parties, the indemnifying parties shall not have the right to assume the defense thereof and such counsel shall be at the expense of the indemnifying parties, it being understood, however, that unless there exists a conflict among indemnified parties, the indemnifying parties shall not, in connection with any one such proceeding or separate but substantially similar or related proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for such indemnified party or parties. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent (not to be unreasonably withheld) but, if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party or parties from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which such indemnified party is a party, and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

     (d) Contribution.  To the extent that the indemnification provided for in
         ------------
paragraph (a) or (b) of this Section 7 is unavailable to an indemnified party or insufficient in respect of any Damages, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such Damages in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and such Holder on the other hand in connection with the statements or omissions that resulted in such Damages, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of such Holder on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by such Holder and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     In connection with any underwritten offering, if requested by the Requisite Holders, the Company shall execute customary underwriting agreements indemnifying such underwriters and their Affiliates to the same extent as provided herein with respect to the indemnification of the Holders of Registrable Securities (including provisions regarding contribution).

     Notwithstanding the provisions of this Section 7(d), no Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of such Holder were sold to the public (less any underwriting discounts and commissions) exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue statement or omission. Each Holder's obligation to contribute pursuant to this Section 7(d) is several in the proportion that the proceeds of the offering received by such Holder bears to the total proceeds of the offering received by all the Holders and not joint.

     If indemnification is available under paragraph (a) or (b) of this Section 7, the indemnifying parties shall indemnify each indemnified party to the full extent provided in such paragraphs without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 7(d).

     The Company and each Holder agrees that it would not be just or equitable if contribution pursuant to this Section 7(d) were determined by pro rata
                                                                 --- ----
allocation or by any other method of allocation that does not take account of the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the Damages referred to in this Section 7 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred (and not otherwise reimbursed) by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

     SECTION 8.     RULE 144 AND RULE 144A REQUIREMENTS.
                    -----------------------------------

     (a) Rule 144.  The Company covenants that it will file any reports required
         ---------
to be filed by it under the Securities Act and the Exchange Act (or, if the Company is not required to file such reports, it will, upon the request of any Holder, make publicly available other information so long as necessary to permit sales under Rule 144 under the Securities Act), and it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rules may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

     (b) Rule 144A.  Upon the request of any Holder, the Company shall deliver
         ---------
to such holder within 10 days following receipt by the Company of such request, the information required by Section (d)(4) of Rule 144A under the Securities Act, as such rule may be amended from time to time or any similar rule or regulation hereafter adopted by the Commission ("Rule 144A"), and will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitations or the exemptions provided by Rule 144A. All information shall be "reasonably current" as defined in Rule 144A.

     SECTION 9.     RESTRICTIONS ON SALE BY THE COMPANY AND OTHERS.
                    ----------------------------------------------

     In the event of an underwritten public offering for the account of the Company with respect to which the Holders have the right to exercise their rights to Piggy-Back Registration pursuant to Section 2(a) hereof or their rights to registration pursuant to Section 2(b) hereof, upon the written request (the "Lock-up Request") of the managing underwriter (or underwriters) of such offering, which request shall be made at least 20 days prior to the anticipated effective date of the Registration Statement for such offering, each Holder agrees not to effect any public sale or distribution of any securities similar to those being registered in such offering (other than pursuant to such offering), including without limitation, through sales of Registrable Securities pursuant to the Shelf Registration Statement, during the 10 days prior to, and during the 180-day period beginning on, the effective date of the Registration Statement relating to such offering. The Company agrees, and agrees to cause all other Persons that hold five percent (5%) or more (on a fully-diluted basis) of the Company's equity securities, or any securities convertible into or exchangeable or exercisable for the Company's equity securities, acquired from the Company at any time after the date of this Agreement (other than in a Public
Sale), and each other Person that has been granted registration rights with respect to securities of the Company, to agree that in connection with any Lock-up Request the Company and such Person shall not effect any public sale or distribution of any such securities during the 10 days prior to, and during the 180-day period beginning on, the effective date of any Registration Statement (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

     SECTION 10.    MISCELLANEOUS.
                    -------------

     (a) Amendments and Waivers.  Unless otherwise expressly set forth herein,
         ----------------------
any amendment, modification, supplement, consent or waiver of, or with respect to, any provisions of this Agreement (collectively, a "Modification") shall be effective with, but only with, the written consent of the Requisite Holders; provided that if some Holders are affected by such Modification in a manner different from and not in proportion to other Holders, then the written consent of the holders of a majority of the shares of Common Stock held by such affected Holders shall be required to effect such Modification.

     (b) No Inconsistent Agreements.  The Company shall not hereafter enter into
         --------------------------
any agreement with respect to its securities that is inconsistent with or violates the rights granted to the Holders in this Agreement.

     (c) Notices. All necessary notices, demands and requests permitted or
         -------
required under this Agreement shall be in writing and shall be deemed received and effective, unless earlier received, (i) if given by facsimile, when such facsimile is transmitted to the applicable party at the facsimile number specified below, the appropriate answer back is received and a copy is sent by a nationally recognized overnight courier service to such party at the address indicated below, (ii) three (3) days after being mailed by certified mail, return receipt requested, postage prepaid to the applicable party at the address indicated below, (iii) one (1) business day after being sent by a nationally recognized overnight courier service to the applicable party at the address indicated below, or (iv) when delivered either by hand or by messenger to the applicable party at the address indicated below:

          (A) If to Media/Communications Partners II Limited Partnership or Media/Communications Investors Limited Partnership, at:

              c/o Media/Communications Partners
              75 State Street
              Boston, Massachusetts  02109
              Facsimile:  (617) 345-7201
              Attention:  Stephen F. Gormley

          (B) If to Chase Venture Capital Associates, L.P., at:

              c/o Chase Capital Partners
              380 Madison Avenue, 12th Floor
              New York, New York  10017
              Facsimile:  (212) 622-3101
              Attention:  Brian Richmand

              With a copy to:

              O'Sullivan, Graev & Karabell, LLP
              30 Rockefeller Plaza
              New York, New York  10112
              Facsimile:  (212) 408-2420
              Attention:  Harvey M. Eisenberg, Esq.

          (C) If to any other Purchaser, to:

              John C. Stanley, IV
              119 West Linden Street
              Corinth, MS 38834
              Facsimile:  (601) 286-5523

          (D) If to the Company:

              OCI Holdings Corp.
              3639 Cass Road
              P.O. Box 152
              Traverse City, MI  49685-0152
              Facsimile:  (616) 941-9113
              Attention:  Richard W. Ebersole

              With a copy to:

              Goodwin, Procter & Hoar, LLP
              Exchange Place
              Boston, Massachusetts  02109
              Facsimile:  (617) 523-1231
              Attention:  David F. Dietz, P.C.

     (d) Successors and Assigns.  This Agreement shall inure to the benefit of
         ----------------------
and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders. If any transferee of any Holder shall acquire Registrable Securities in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such person shall be entitled to receive the benefits hereof.

     (e) Counterparts.  This Agreement may be executed in any number of
         ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     (f) Headings.  The headings in this Agreement are for convenience of
         --------
reference only and shall not limit or otherwise affect the meaning hereof.

     (g) Governing Law.  This Agreement shall be governed by and construed in
         -------------
accordance with the laws of the Commonwealth of Massachusetts without regard to principles of conflicts of law.

     (h) Severability.  In the event that any one or more of the provisions
         ------------
contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the Holders shall be enforceable to the fullest extent permitted by law.

     (i) Entire Agreement.  This Agreement is intended by the parties as a final
         ----------------
expression of their agreement and is intended to be the complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

     (j) Attorneys' Fees.  In any action or proceeding brought to enforce any
         ---------------
provision of this Agreement or where any provision hereof is validly asserted as a defense, the successful party shall, to the extent permitted by applicable law, be entitled to recover reasonable attorneys' fees and expenses in addition to any other available remedy.

     (k) Further Assurances.  Each party shall cooperate and take such action as
         ------------------
may be reasonably requested by another party in order to carry out the provisions and purposes of this Agreement and the transactions contemplated hereby.

     (l) Remedies. In the event of a breach or a threatened breach by any party
         --------
to this Agreement of its obligations under this Agreement, any party injured or to be injured by such breach will be entitled to specific performance of its rights under this Agreement or to injunctive relief, in addition to being entitled to exercise all rights provided in this Agreement and granted by law. The parties agree that the provisions of this Agreement shall be specifically enforceable, it being agreed by the parties that the remedy at law, including monetary damages, is inadequate and that any objection in any action for specific performance or injunctive relief that a remedy at law would be adequate is waived.

                 [Remainder of Page Intentionally Left Blank]

                                   ADDENDUM
                                    TO THE
                         REGISTRATION RIGHTS AGREEMENT
                                      OF
                              OCI HOLDINGS CORP.


     ADDENDUM (the "Addendum") dated as of September 10, 1996, by and among OCI Holdings Corp. (the "Company"), the Venture Investors (as such term is defined in the Securities Purchase Agreement referenced below), the Management Investors (as such term is defined in the Securities Purchase Agreement referenced below) and the new management investors listed on the signature pages hereto (the "New Management Investors").

     WHEREAS the Company, the Venture Investors and the Management Investors are parties to a Securities Purchase Agreement dated as of April 3, 1996 (the "Securities Purchase Agreement") and a Registration Rights Agreement dated as of April 3, 1996 (the "Registration Rights Agreement"); and

     WHEREAS the Company, the Venture Investors, the Management Investors and the New Management Investors are parties to a First Amendment to the Securities Purchase Agreement dated as of September 10, 1996 pursuant to which the New Management Investors acquired certain shares of Class A Common Stock and certain Series A Notes of the Company (the "Company Securities"); and

     WHEREAS the Company, the Venture Investors, the Management Investors and the New Management Investors desire that each of the New Management Investors become party to the Registration Rights Agreement.

     NOW, THEREFORE, for good and valuable consideration, the undersigned hereby agree as follows:

     1. Each of the Company, the Venture Investors and the Management Investors hereby consents to each New Management Investor becoming a party to the Registration Rights Agreement.

     2. Each New Management Investor hereby acknowledges that he has received and fully reviewed a complete coy of the Registration Rights Agreement and agrees that, from and after the date of this Addendum, such New Management Investor shall become a party to the Registration Rights Agreement and to be bound by all provisions of the Registration Rights Agreement.

                                   ADDENDUM
                                    TO THE
                         REGISTRATION RIGHTS AGREEMENT
                                      OF
                              OCI HOLDINGS CORP.


     ADDENDUM (the "Addendum") dated as of January 27, 1997, by and among OCI Holdings Corp. (the "Company"), the Venture Investors (as such term is defined in the Securities Purchase Agreement referenced below), the Management Investors (as such term is defined in the Securities Purchase Agreement referenced below) and the additional management investors listed on the signature pages hereto (the "Additional Management Investors").

     WHEREAS, the Company, the Venture Investors and the Management Investors are parties to a Securities Purchase Agreement dated as of April 3, 1996, as amended by the First Amendment to Securities Purchase Agreement dated as of September 10, 1996 (the "Securities Purchase Agreement") and a Registration Rights Agreement dated as of April 3, 1996, together with an Addendum to Registration Rights Agreement dated as of September 10, 1996 (the "Registration Rights Agreement"); and

     WHEREAS, the Company, the Venture Investors, the Management Investors and the Additional Management Investors are parties to a Second Amendment to the Securities Purchase Agreement dated as of January 27, 1997 pursuant to which the Additional Management Investors acquired certain shares of Class A Common Stock and certain Series A Notes of the Company (the "Company Securities"); and

     WHEREAS, the Company, the Venture Investors, the Management Investors and the Additional Management Investors desire that each of the Additional Management Investors become party to the Registration Rights Agreement.

     NOW, THEREFORE, for good and valuable consideration, the undersigned hereby agree as follows:

     1. Each of the Company, the Venture Investors and the Management Investors hereby consents to each Additional Management Investor becoming a party to the Registration Rights Agreement.

     2. Each Additional Management Investor hereby acknowledges that he has received and fully reviewed a complete copy of the Registration Rights Agreement and agrees that, from and after the date of this Addendum, such Additional Management Investor shall become a party to the Registration Rights Agreement and be bound by all provisions of the Registration Rights Agreement.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.


                                 OCI HOLDINGS CORP.


                                 By:   /s/ John C Stanley IV
                                    -----------------------------
                                 Name John C Stanley IV
                                 Title Chairman


                                 JOHN C. STANLEY, IV


                                 By:   /s/ John C Stanley IV
                                     ----------------------------


                                 A.B. ISBELL


                                 By:   /s/ A.B. Isbell
                                     ----------------------------


                                 NORMAN ISBELL


                                 By:   /s/ Norman Isbell
                                     ----------------------------


                                 WILLIAM HULL DAVIS


                                 By:   /s/ William Hull Davis
                                     ----------------------------


                                 THE JCS TRUST


                                 By:   /s/ John C Stanley IV
                                     ----------------------------
                                     John C. Stanley, IV, Trustee

                                THE LWS TRUST


                                By:  /s/ John C Stanley IV
                                     --------------------------
                                     John C. Stanley, IV, Trustee


                                PRISCILLA S. DENTON


                                By:  /s/ Priscilla S. Denton
                                     ----------------------------


                                DOUGLAS W. FERRIS, JR.


                                By:  /s/ Douglas W. Ferris, Jr.
                                     -------------------------------


                                RICHARD W. EBERSOLE


                                By:  /s/ Richard W. Ebersole
                                     -------------------------


                                MEDIA/COMMUNICATIONS PARTNERS II LIMITED
                                PARTNERSHIP

                                By:  M/CP II L.P., General Partner

                                By:  M/CP II General Partner-S, Inc.,
                                       a General Partner


                                By:  /s/ Stephen F. Gormley
                                     ------------------------
                                     Name Stephen F. Gormley
                                     Title Partner

                                MEDIA/COMMUNICATIONS INVESTORS LIMITED
                                PARTNERSHIP

                                By:  M/C Investors General Partner - S, Inc.,
                                      a General Partner


                                By:  /s/ Stephen F. Gormley
                                     ----------------------------------------
                                     Name Stephen F. Gormley
                                     Title Partner


                                CHASE VENTURE CAPITAL
                                 ASSOCIATES, L.P.

                                By:  Chase Capital Partners,
                                      its General Partner


                                By:  /s/ Brian J. Richmand
                                     ----------------------------------------
                                     Name Brian J. Richmand
                                     Title Partner

                                NEW MANAGEMENT INVESTORS:
                                ------------------------



                                     /s/ George R. Joiner
                                ---------------------------------------------
                                George R. Joiner



                                     /s/ Gerald P. Scott
                                ---------------------------------------------
                                Gerald P. Scott

                                ADDITIONAL MANAGEMENT INVESTORS:
                                -------------------------------

                                     /s/ John Andrews
                                     ----------------------------------------
                                       John Andrews

                                     /s/ Mark Sherwood
                                     ----------------------------------------
                                        Mark Sherwood